Commitments and Contingencies	12 Months Ended
Mar. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies

Legal Contingencies

In August 2015, LCT Capital, LLC (“LCT”) filed a lawsuit against NGL Energy Holdings LLC (the “GP”) and the Partnership seeking payment for investment banking services relating to the purchase of TransMontaigne Inc. and related assets in July 2014. After pre-trial rulings, LCT was limited to pursuing claims of (i) quantum meruit (the value of the services rendered by LCT) and (ii) fraudulent misrepresentation against the defendants. Following a jury trial conducted in Delaware state court from July 23, 2018 through August 1, 2018, the jury returned a verdict consisting of an award of $4.0 million for quantum meruit and $29.0 million for fraudulent misrepresentation, subject to statutory interest. The GP and the Partnership contend that the jury verdict, at least in respect of fraudulent misrepresentation, is not supportable by either controlling law or the evidentiary record. Both defendants have a pending motion for judgment as a matter of law on the fraudulent misrepresentation claim and plan to file post-verdict motions as appropriate before the trial court, and, if need be, will file an appeal to the Delaware Supreme Court. It is our position that the awards, even if they each stand, are not cumulative. Any allocation of the ultimate verdict award between the GP and the Partnership will be made by the board of directors once all information is available to it and after the post-trial and any appellate process has run its course and the verdict is final as a matter of law. Because the Partnership is a named defendant in the lawsuit, and any judgment ultimately awarded would be joint and several with the GP, we have determined that it is probable that the Partnership could be liable for a portion of this judgment. At this time, we believe the amount that could be allocated to the Partnership would not be material as it is estimated to be less than $4.0 million. As of March 31, 2019, we have accrued $2.5 million related to this matter.

We are party to various claims, legal actions, and complaints arising in the ordinary course of business. In the opinion of our management, the ultimate resolution of these claims, legal actions, and complaints, after consideration of amounts accrued, insurance coverage, and other arrangements, is not expected to have a material adverse effect on our consolidated financial position, results of operations or cash flows. However, the outcome of such matters is inherently uncertain, and estimates of our liabilities may change materially as circumstances develop.

Environmental Matters

At March 31, 2019, we have an environmental liability, measured on an undiscounted basis, of $2.5 million, which is recorded within accrued expenses and other payables in our consolidated balance sheet. Our operations are subject to extensive federal, state, and local environmental laws and regulations. Although we believe our operations are in substantial compliance with applicable environmental laws and regulations, risks of additional costs and liabilities are inherent in our business, and there can be no assurance that we will not incur significant costs. Moreover, it is possible that other developments, such as increasingly stringent environmental laws, regulations and enforcement policies thereunder, and claims for damages to property or persons resulting from the operations, could result in substantial costs. Accordingly, we have adopted policies, practices, and procedures in the areas of pollution control, product safety, occupational health, and the handling, storage, use, and disposal of hazardous materials designed to prevent material environmental or other damage, and to limit the financial liability that could result from such events. However, some risk of environmental or other damage is inherent in our business.

In 2015, as previously disclosed, the U.S. Environmental Protection Agency (“EPA”) informed NGL Crude Logistics, LLC, formerly known as Gavilon, LLC (“Gavilon Energy”), of alleged violations that occurred in 2011 by Gavilon Energy of the Clean Air Act’s renewable fuel standards regulations (prior to its acquisition by us in December 2013). On October 4, 2016, the U.S. Department of Justice, acting at the request of the EPA, filed a civil complaint in the Northern District of Iowa against Gavilon Energy and one of its then suppliers, Western Dubuque Biodiesel LLC (“Western Dubuque”). Consistent with the earlier allegations by the EPA, the civil complaint related to transactions between Gavilon Energy and Western Dubuque and the generation of biodiesel renewable identification numbers (“RINs”) sold by Western Dubuque to Gavilon Energy in 2011. On December 19, 2016, we filed a motion to dismiss the complaint. On January 9, 2017, the EPA filed an amended complaint. The amended complaint seeks an order declaring Western Dubuque’s RINs invalid and requiring the defendants to retire an equivalent number of valid RINs and that the defendants pay statutory civil penalties. On January 23, 2017, we filed a motion to dismiss the amended complaint. On May 24, 2017, the court denied our motion to dismiss. Subsequently, the EPA filed a second amended complaint seeking an order declaring Western Dubuque’s RINs invalid, an order requiring us to retire an equivalent number of valid RINs and an award against us of statutory civil penalties. In May 2018, the parties completed briefing on cross-motions for summary judgment concerning liability issues in the case. On July 3, 2018, the Court denied our summary judgment motion and largely granted the plaintiff’s two summary judgment motions on liability. On July 19, 2018, Gavilon Energy reached an agreement in principle with the EPA regarding the terms of a settlement of the case, which was memorialized in a consent decree lodged to the Court on September 27, 2018. Such terms will result in Gavilon Energy paying cash of $25.0 million and retiring 36 million RINs, over a twelve-month period. The consent decree was approved by the Court on November 8, 2018. The consent decree resolves all matters between Gavilon Energy and the EPA in connection with the above-described complaint. During the year ended March 31, 2019, we paid the EPA $12.5 million and retired all 36 million RINs. As of March 31, 2019, we have an accrual, which is included within accrued expenses and other payables in our consolidated balance sheet, of $12.5 million.

Asset Retirement Obligations

We have contractual and regulatory obligations at certain facilities for which we have to perform remediation, dismantlement, or removal activities when the assets are retired. Our liability for asset retirement obligations is discounted to present value. To calculate the liability, we make estimates and assumptions about the retirement cost and the timing of retirement. Changes in our assumptions and estimates may occur as a result of the passage of time and the occurrence of future events. The following table summarizes changes in our asset retirement obligation, which is reported within other noncurrent liabilities in our consolidated balance sheets (in thousands):

Balance at March 31, 2017	$8,181
Liabilities incurred	592
Liabilities assumed in acquisitions	21
Liabilities settled	(549)
Accretion expense	888
Balance at March 31, 2018	9,133
Liabilities incurred	586
Liabilities assumed in acquisitions	438
Liabilities associated with disposed assets (1)	(585)
Liabilities settled	(546)
Accretion expense	697
Balance at March 31, 2019	$9,723

(1)	This amount primarily relates to the sales of our Bakken and South Pecos water disposal businesses (see Note 16).

In addition to the obligations described above, we may be obligated to remove facilities or perform other remediation upon retirement of certain other assets. However, the fair value of the asset retirement obligation cannot currently be reasonably estimated because the settlement dates are indeterminable. We will record an asset retirement obligation for these assets in the periods in which settlement dates are reasonably determinable.

Operating Leases

We have executed various noncancelable operating lease agreements for product storage, office space, vehicles, real estate, railcars, and equipment. The following table summarizes future minimum lease payments under these agreements at March 31, 2019 (in thousands):

Year Ending March 31,
2020	$78,348
2021	60,417
2022	43,259
2023	29,252
2024	18,341
Thereafter	41,845
Total	$271,462

Amounts in the table above do not include future minimum lease payments related to Mid-Con, Gas Blending and TPSL as Mid-Con, Gas Blending and TPSL have been classified as discontinued operations in our consolidated statements of operations (see Note 1 and Note 17).

Rental expense relating to operating leases was $91.6 million, $111.3 million, and $114.6 million during the years ended March 31, 2019, 2018 and 2017, respectively. Amounts above do not include rental expense related to Mid-Con, Gas Blending, TPSL and our former Retail Propane segment, as these amounts have been classified as discontinued operations within our consolidated statements of operations for all periods presented (see Note 1 and Note 17).

Pipeline Capacity Agreements

We have executed noncancelable agreements with crude oil pipeline operators, which guarantee us minimum monthly shipping capacity on the pipelines. As a result, we are required to pay the minimum shipping fees if actual shipments are less than our allotted capacity. Under certain agreements we have the ability to recover minimum shipping fees previously paid if our shipping volumes exceed the minimum monthly shipping commitment during each month remaining under the agreement, with some contracts containing provisions that allow us to continue shipping up to six months after the maturity date of the contract in order to recapture previously paid minimum shipping delinquency fees. We currently have an asset recorded in other noncurrent assets in our consolidated balance sheet for minimum shipping fees paid in both the current and previous periods that are expected to be recovered in future periods by exceeding the minimum monthly volumes (see Note 2).

The future minimum throughput payments under these agreements at March 31, 2019 are $43.2 million. The payments for these agreements will be completed at the end of fiscal year 2020. Of the total future minimum throughput payments, a third party has agreed to assume all rights and privileges and to be fully responsible for any minimum shipping fees due for actual shipments that are less than our allotted capacity related to $30.0 million of the fiscal year 2020 amount under a definitive agreement we signed during the three months ended June 30, 2018 (see Note 13).

Construction Commitments

At March 31, 2019, we had construction commitments of $29.7 million.

Sales and Purchase Contracts

We have entered into product sales and purchase contracts for which we expect the parties to physically settle and deliver the inventory in future periods.

At March 31, 2019, we had the following commodity purchase commitments (in thousands):

	Crude Oil (1)		Natural Gas Liquids
	Value	Volume (in barrels)	Value	Volume (in gallons)
Fixed-Price Commodity Purchase Commitments:
2020	$60,227	1,040	$5,033	7,545
2021	—	—	265	378
Total	$60,227	1,040	$5,298	7,923

Index-Price Commodity Purchase Commitments:
2020	$1,703,112	30,363	$564,013	1,023,998
2021	526,420	10,227	1,199	2,152
2022	411,071	8,264	—	—
2023	269,990	5,482	—	—
2024	200,022	4,110	—	—
Total	$3,110,615	58,446	$565,212	1,026,150

(1)
Our crude oil index-price purchase commitments exceed our crude oil index-price sales commitments (presented below) due primarily to our long-term purchase commitments for crude oil that we purchase and ship on the Grand Mesa Pipeline. As these purchase commitments are deliver-or-pay contracts, whereby our counterparty is required to pay us for any volumes not delivered, we have not entered into corresponding long-term sales contracts for volumes we may not receive.

At March 31, 2019, we had the following commodity sale commitments (in thousands):

	Crude Oil		Natural Gas Liquids
	Value	Volume (in barrels)	Value	Volume (in gallons)
Fixed-Price Commodity Sale Commitments:
2020	$63,759	1,090	$45,626	52,766
2021	—	—	1,395	1,580
2022	—	—	86	100
Total	$63,759	1,090	$47,107	54,446

Index-Price Commodity Sale Commitments:
2020	$1,240,074	20,500	$594,877	778,454
2021	—	—	1,634	2,183
Total	$1,240,074	20,500	$596,511	780,637

We account for the contracts shown in the tables above using the normal purchase and normal sale election. Under this accounting policy election, we do not record the physical contracts at fair value at each balance sheet date; instead, we record the purchase or sale at the contracted value once the delivery occurs. Contracts in the tables above may have offsetting derivative contracts (described in Note 11) or inventory positions (described in Note 2).

Certain other forward purchase and sale contracts do not qualify for the normal purchase and normal sale election. These contracts are recorded at fair value in our consolidated balance sheet and are not included in the tables above. These contracts are included in the derivative disclosures in Note 11, and represent $8.6 million of our prepaid expenses and other current assets and $4.9 million of our accrued expenses and other payables at March 31, 2019.